FIRST AMENDMENT TO NON-RECOURSE PROMISSORY NOTE

This First Amendment to Non-Recourse Promissory Note (the “First Amendment”) is entered into as June 29, 2012 by and between DIONICS-USA INCORPORATED, a New York corporation (the “Acquisition Entity”), and SHANGRAO BAI HUA ZHOU INDUSTRIAL CO., LTD. (the “Holder”).

A.           On January 30, 2012, Dionics, Inc., a Delaware corporation (the “Borrower”) issued to the Holder a Non-Recourse Promissory Note in the aggregate principal amount of $200,000.00 (hereinafter, as amended, the “Note”; all capitalized terms used in this First Amendment which are not defined herein, but which are defined in the Note, shall have the respective meanings ascribed thereto in the Note).

B.           On June 29, 2012, the Borrower assigned all of its rights, obligations, interests and liabilities under the Note to the Acquisition Entity, and the Acquisition Entity assumed all of the Borrower’s rights, obligations, interests and liabilities thereunder.

C.           The parties desire to amend the Note as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.           The Maturity Date of the Note, set forth in the first sentence of the first paragraph of the Note, is hereby extended by one (1) year and shall occur on January 30, 2014.

2.           Except as otherwise provided in this First Amendment, all of the terms, covenants and conditions of the Note shall remain in full force and effect.

3.           All references to the term “Note” in the Note shall be deemed to refer to the Note, as modified by this First Amendment.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

DIONICS-USA INCORPORATED

By:	/s/ Bernard L. Kravitz
Name: Bernard L. Kravitz
Title: President

SHANGRAO BAI HUA ZHOU INDUSTRIAL CO., LTD.

By:	/s/ Li Xiaoling
Name: Li Xiaoling
Title: President